SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENTS

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 1)


Check the appropriate box:

( )  Preliminary Information Statement     (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14c-5(d)(2))
(X)  Definitive Information Statement


                             @ Entertainment, Inc.

-------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule, or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             @ ENTERTAINMENT, INC.
                              ONE COMMERCIAL PLAZA
                                   24TH FLOOR
                               HARTFORD, CT 06102

                             INFORMATION STATEMENT

                 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

         This Information Statement has been filed with the Securities and Exchange Commission (the "SEC") and transmitted on or about April 10, 1998 to the holders of record on March 30, 1998 (the "Record Date") of shares of common stock, par value $.01 per share (the "Common Stock"), of @ Entertainment, Inc., a Delaware corporation ("@ Entertainment" or the "Company"). This Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the following action:

            AMENDING THE @ ENTERTAINMENT, INC. 1997 STOCK OPTION PLAN (THE "1997 PLAN") FOR THE PURPOSE OF (1) INCREASING TO 4,436,000 THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE PURSUANT TO THE 1997 PLAN, (2) INCLUDING DIRECTORS AS ELIGIBLE OPTIONEES, AND (3) PERMITTING TRANSFERS OF OPTIONS TO FAMILY MEMBERS OF OPTIONEES UNDER CERTAIN CIRCUMSTANCES (THE "1997 PLAN AMENDMENTS").

                               VOTING SECURITIES

         This Information Statement is being mailed on or about April 10, 1998 to all shareholders of record as of the Record Date.

         The Company's Board of Directors on November 18, 1997 approved the 1997 Plan Amendments, subject to stockholder approval.

         As of the close of business on March 30, 1998, the Company had 33,310,000 shares of Common Stock issued and outstanding, each entitled to one vote with respect to the actions to be taken.

         Stockholders who hold a majority of the issued and outstanding shares of Common Stock have executed a written consent in favor of the 1997 Plan Amendments, which vote was sufficient to approve the increase.

         Stockholders of the Company as of the Record Date are entitled to notice of the corporate action taken by written consent of holders of the issued and outstanding shares of Common Stock. Such action will be effective twenty
(20) days following the mailing of this Information Statement.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of @ Entertainment's common stock as of the Record Date by
(i) each person known by @ Entertainment to own beneficially 5% or more of any class of @ Entertainment's voting stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. All percentages in this section were calculated on the basis of outstanding securities plus securities deemed outstanding under Rule 13d-3 of the Exchange Act.

                                                                                                   Percentage of
                                                                              Shares of             Common Stock
Name of Beneficial Owner                                                    Common Stock           Outstanding(1)
------------------------                                                    ------------           --------------
FIVE PERCENT STOCKHOLDERS:
Arnold L. Chase(2)
  One Commercial Plaza
  Hartford, Connecticut 06103.........................................       10,303,000                 29.4%
Chase Polish Enterprises, Inc(2)
  One Commercial Plaza
  Hartford, Connecticut 06103.........................................       10,303,000                 29.4%
Cheryl A. Chase(2)(3)
  One Commercial Plaza
  Hartford, Connecticut 06103.........................................       11,036,000                 31.5%
Polish Investments Holding L.P.(2)
  One Commercial Plaza
  Hartford, Connecticut 06103.........................................       10,303,000                 29.4%
ECO Holdings III Limited Partnership(4)
  c/o Advent International Corp.
  101 Federal Street
  Boston, MA 02110....................................................        9,524,000                 27.2%

DIRECTORS AND EXECUTIVE OFFICERS:
David T. Chase........................................................               --                   --
Robert E. Fowler, III(5)(6)...........................................        1,286,000                  3.7%
Arnold L. Chase(7)....................................................       10,303,000                 29.4%
Scott A. Lanphere(8)..................................................               --                   --
Jerzy Z. Swirski(9)...................................................               --                   --
Samuel Chisholm(10)...................................................               --                   --
David Chance(11)......................................................               --                   --
Agnieszka Holland.....................................................               --                   --
John S. Frelas(6)(12).................................................           48,000                   *
George Makowski(6)(13)................................................          385,000                  1.1%
Przemyslaw Szmyt(6)(14)...............................................               --                   --
David Warner(6)(15)...................................................               --                   --

ALL DIRECTORS AND OFFICERS AS A GROUP (13 PERSONS(16)):...............       13,451,000                 38.4%

--------------
* less than 1%.

(1) Based on a total number of outstanding shares of 35,029,000, which includes 33,310,000 shares outstanding at March 30, 1997 and 1,719,000 shares subject to options which were exercisable within sixty days of the Record Date.

(2) Pursuant to Schedules 13G filed on February 13, 1998 by Polish Investments Holding L.P. ("PIHLP"), Chase Polish Enterprises, Inc. ("CPEI"), Arnold L.Chase and Cheryl A. Chase, as a result of their control over management of PIHLP, Arnold L. Chase, CPEI and Cheryl A. Chase may be deemed to share the power to direct the vote and disposition of the 10,303,000 shares of Common Stock owned by PIHLP. CPEI is the sole general partner of PIHLP. As general partner, CPEI manages PIHLP, which includes directing the voting and disposition of shares of Common Stock owned by PIHLP. Arnold L. Chase and Cheryl A. Chase each own 50% of the outstanding capital stock of CPEI and are its sole directors and executive officers.

(3) Pursuant to Schedules 13G filed on February 13, 1998 by Arnold L. Chase and Cheryl A. Chase, The Cheryl Anne Chase Martial Trust, a trust of which Cheryl A. Chase and Kenneth N. Musen are joint trustees, owns 733,000 shares of Common Stock or 2.2% of the shares of Common Stock outstanding. Cheryl A. Chase and Kenneth N. Musen are the beneficial owners, as defined by Rule 13d-3(a) of the Exchange Act, of the shares of Common Stock owned by the Cheryl Anne Chase Marital Trust.

(4) The general partner of ECO Holdings III Limited Partnership ("ECO") is Advent ECO III LLC. Certain members of Advent ECO III LLC are venture capital funds managed by Advent International Corporation. In its capacity as manager of these funds, Advent International Corporation exercises sole voting and investment power with respect to all shares of Common Stock held on behalf of these funds.

(5) Mr. Fowler has been granted options to purchase 1,286,000 shares of Common Stock at a price of $3.707 per share, subject to the terms and conditions of a stock option agreement. All of Mr. Fowler's options are exercisable.

(6) Messrs. Fowler, Frelas, Makowski, Szmyt and Warner, in connection with @ Entertainment's initial public equity offering ("Initial Public Equity Offering"), entered into an agreement with Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated that during the two year period beginning July 30, 1997, such individuals will not offer, sell, contract to sell or otherwise dispose of any securities of @ Entertainment which are substantially similar to shares of Common Stock or which are convertible into or exchangeable for securities which are substantially similar to shares of Common Stock without the prior written consent of Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

(7) Includes 10,303,000 shares of Common Stock owned by PIHLP which may be deemed to be beneficially owned by Arnold Chase.

(8)      Mr. Lanphere disclaims beneficial ownership of the shares held by ECO.

(9)      Mr. Swirski disclaims beneficial ownership of the shares held by ECO.

(10) Mr. Chisholm has been granted options to purchase 500,000 shares of Common Stock (subject to stockholder approval), vesting ratably over a two year period, at an exercise price of $12.00 per share. None of Mr. Chisholm's options are exercisable within 60 days of the Record Date.

(11) Mr. Chance has been granted options to purchase 500,000 shares of Common Stock (subject to stockholder approval), vesting ratably over a two year period, at an exercise price of $12.00 per share. None of Mr. Chance's options are exercisable within 60 days of the Record Date.

(12) Mr. Frelas has been granted options to purchase 241,000 shares of Common Stock at a price of $1.99170 per share, subject to the terms and conditions of a stock option agreement, which options vest ratably over a five year period. As of the Record Date, options to purchase 48,000 shares have vested.

(13) Mr. Makowski has been granted options to purchase 385,000 shares of Common Stock at a price of $3.70808 per share, subject to the terms and conditions of a stock option agreement. All of Mr. Makowski's options are exercisable.

(14) Mr. Szmyt has been granted options to purchase 131,000 shares of Common Stock at a price of $15.24 per share, subject to the terms and conditions of a stock option agreement dated June 1997, which options vest ratably over a three year period. Additionally, on January 26, 1998, Mr. Szmyt was granted options to purchase 75,000 shares of Common Stock (subject to stockholder approval) at a price of $12.2375 per share, which options vest ratably over a three year period. None of Mr. Szmyt's options are exercisable within 60 days of the Record Date.

(15) Mr. Warner has been granted options to purchase 131,000 shares of Common Stock at a price of $15.24 per share, subject to the terms and conditions of a stock option agreement, which options vest ratably over a five year period. Additionally, on January 26, 1998, Mr. Warner was granted options to purchase 75,000 shares of Common Stock (subject to stockholder approval) at a price of $12.2375 per share, which options vest ratably over a three year period. None of Mr. Warner's options are exercisable within 60 days of the Record Date.

 (16) Includes 1,429,000 shares held by the Steele LLC and owned beneficially by Richard B. Steele, who resigned as President of Poland Communications, Inc. ("PCI") on June 23, 1997.

                            DIRECTORS' COMPENSATION

         Messrs. Chisholm and Chance serve as Business Independent Directors of the Company and Ms. Holland serves as an Artistic Independent Director of the Company. Each Business Independent Director receives $5,000 for attendance at each of the five regular meetings of the Board of Directors, and an additional $5,000 for attendance at any special meetings of the Board of Directors. Each Artistic Independent Director receives $5,000 for attendance at each of the five regular meetings of the Board of Directors. Additionally, directors are eligible for grants of options under the 1997 Plan. See Approval of Certain Amendments to the 1997 Stock Option Plan.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding all compensation awarded to, earned by or paid to the Company's Chief Executive Officer, each of the other four most highly compensated executive officers of the Company and a former executive officer who would have been one of the four most highly compensated executive officers at the end of the fiscal year 1997 (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company for the last three fiscal years, to the extent that those officers were in the employ of the Company. Columns relating to long-term compensation have been omitted from the table as the Company did not have capital stock-related award plans and there has been no compensation arising from long-term incentive plans during the years reflected in the table.

                                                                        Other Annual        Securities        All Other
                                             Salary         Bonus       Compensation        Underlying       Compensation
Name and Principal Position        Year       ($)            ($)            ($)             Options/SA              ($)
---------------------------        ----      ------         -----       ------------        ----------       ------------
Robert E. Fowler, III............  1997     337,500       381,250          25,872(1)         1,268,000             --
  Chief Executive Officer and      1996      66,000(2)     66,000(2)           --                   --             --
   Director                        1995      66,000(2)     66,000(2)           --                   --             --
Richard B. Steele(3).............  1997     207,595            --              --                   --        156,000(4)
                                   1996     356,000(2)    250,000(2)           --                   --          5,000(5)
                                   1995     356,000(2)         --              --                   --          7,500(5)
John S. Frelas...................  1997     155,746       350,000(6)       39,000(7)                --             --
   Chief Financial Officer, Vice   1996      46,153(8)         --           6,000(7)                               --
   President, Treasurer            1995          --            --              --              241,000             --
George Z. Makowski...............  1997     156,000       175,000(6)       68,400(9)                --             --
   Chief Operating Officer -       1996          --            --              --              385,000             --
Cable                              1995          --            --              --                   --             --
                                   1997     120,708       248,500(6)           --                   --             --
David Warner.....................  1996          --            --              --              131,000             --
   Chief Operating Officer -       1995          --            --              --                   --             --
DTH                                1997     146,667        70,000(6)           --                   --             --
                                   1996          --            --              --              131,000             --
Przemyslaw Szmyt.................  1995          --            --              --                   --             --
   Vice President, General                                                                          --
Counsel,
   Secretary

---------------------
(1) Represents amounts paid or reimbursed by the Company for personal travel related expenses.
(2) Represents only that portion of annual compensation attributable to services performed on behalf of the Company. Additional compensation may have been provided by companies that are affiliated with @ Entertainment and beneficially owned by the Chase Family for services rendered to those companies.
(3)      Mr. Steele was the President of PCI. He resigned on June 23, 1997.
(4)      Represents amounts earned as deferred compensation.
(5) Represents portion of 401(k) plan paid pursuant to matching contribution.
(6) Represents one-time bonus paid upon completion of @ Entertainment's Initial Public Equity Offering.
(7)      Represents amounts paid pursuant to housing allowance.
(8) Represents compensation for partial year of service beginning in September 1996.
(9)      Represents amounts paid pursuant to housing and tuition allowances.

                               COMPENSATION PLANS

EMPLOYMENT AGREEMENTS

         @ Entertainment has employment agreements with each of Messrs. Fowler, Frelas, Makowski, Szmyt and Warner. PCI has employment agreements with each of Mr. Keefe and Ms. Hansberry. @ Entertainment has entered into consultancy arrangements with Messrs. Chisholm and Chance and Ms. Holland.

         Mr. Fowler entered into a three-year employment agreement with PCI effective at January 1, 1997. The employment agreement was assigned to @ Entertainment in June 1997 in connection with the Company's reorganization in June 1997 (the "Reorganization"). Pursuant to such agreement, Mr. Fowler serves as the Chief Executive Officer of @ Entertainment. Mr. Fowler receives a base annual salary of $325,000, plus a travel allowance of approximately $30,000 per annum and an unspecified annual incentive bonus. Pursuant to Mr. Fowler's employment contract, and in part to induce Mr. Fowler to move closer to the Company's operations in Europe, @Entertainment purchased Mr. Fowler's house in Connecticut for approximately $354,000 in June 1997 (including payments of $295,000 to extinguish the mortgages relating to the house), and sold the house shortly thereafter to a third party for approximately $267,000. @ Entertainment is obligated to pay Mr. Fowler the difference between the mortgage amounts of $295,000 and the purchase price of $354,000. Mr. Fowler may terminate the employment agreement at any time upon three months' written notice, and @ Entertainment may terminate the agreement at any time upon one month's written notice (with an obligation to pay Mr. Fowler an additional two months' base salary). In addition, @ Entertainment may terminate the agreement immediately without further obligation to Mr. Fowler for cause (as defined in the employment agreement).

         Mr. Frelas entered into a five-year employment agreement with PCI commencing on September 1, 1996. The employment agreement was assigned to @ Entertainment in June 1997 in connection with the Reorganization. Pursuant to such agreement, Mr. Frelas serves as the Chief Financial Officer, Vice President and Treasurer of @ Entertainment. Mr. Frelas receives a base annual salary of $150,000, allowances for living and travel of approximately $40,000 per annum and annual incentive bonuses of up to $50,000 if certain mutually agreed objectives are met. He is eligible to receive a bonus of $50,000 for the successful completion of a bank line of credit of $75 million or more. Mr. Frelas or @ Entertainment may terminate the agreement at any time upon six month's written notice. In addition, @ Entertainment may terminate the agreement immediately without further obligation to Mr. Frelas for cause (as defined in the employment agreement).

         Mr. Makowski entered into a five-year employment agreement with PCI commencing on January 21, 1997. The employment agreement was assigned to @ Entertainment in June 1997 in connection with the Reorganization. Pursuant to such agreement, Mr. Makowski serves as the Chief Operating Officer--Cable Operations of PCI. Mr. Makowski receives a base annual salary of $156,000, allowances for living, family travel and education for his children of approximately $105,000 per annum and annual incentive bonuses of up to $60,000 if certain mutually agreed objectives are met. Mr. Makowski or @ Entertainment may terminate the agreement at any time upon six month's written notice. In addition, @ Entertainment may terminate the agreement immediately without further obligation to Mr. Makowski for cause (as defined in the employment agreement).

         Mr. Szmyt entered into a three-year agreement with PCI effective at February 7, 1997, which was assigned to @ Entertainment in June 1997 in connection with the Reorganization and was amended effective January 1, 1998. Pursuant to such agreement, Mr. Szmyt serves as Vice President, General Counsel and Secretary of @ Entertainment. Pursuant also to an employment agreement with PTK-Warsaw and a services agreement with PCI, Mr. Szmyt receives annual remuneration totaling $180,000. He is eligible to receive an annual performance-based bonus of $40,000 per year. Mr. Szmyt may terminate his contract with @ Entertainment at any time upon two months' written notice and @ Entertainment may terminate the contract at any time upon four months' written notice. In addition, @ Entertainment may terminate the contract without further obligation for cause (as defined in the agreement). Mr. Szmyt's employment agreement with PTK-Warsaw may be terminated by either party upon one month's written notice.

         Mr. Warner entered into a five-year employment agreement with PCI effective at April 7, 1997, which was assigned to @ Entertainment in June 1997 in connection with the Reorganization. Pursuant to such agreement, Mr. Warner serves as Chief Operating Officer--DTH Operations of @EL. Mr. Warner receives an annual salary of (pounds)95,000 (approximately $158,935, based on the exchange rate of (pounds)1.00 =$1.673 at March 25, 1998), and receives an annual performance-based bonus of up to (pounds)45,000 (approximately $75,285 based on the approximate exchange rate of (pounds)1.00 = $1.673 at March 25, 1998). Mr. Warner and @ Entertainment may terminate the contract at any time with six months' written notice. In addition, @ Entertainment may terminate the contract without further obligation for cause (as defined in the agreement).

         Mr. Keefe entered into a two-year employment agreement with PCI effective at January 1, 1998. Pursuant to such agreement, Mr. Keefe serves as the Chief Executive Officer of PCI. Mr. Keefe receives a base annual salary of approximately $220,000, a monthly allowance for additional housing and cost of living expenses of $5,000, an allowance for relocation expenses of up to $20,000, and reimbursement of educational and tax planning expenses of up to an aggregate amount of $23,000 per year. Mr. Keefe also receives a guaranteed bonus of $100,000 in the first year of his employment and unspecified incentive bonuses thereafter. He received an additional bonus of $200,000 upon the signing of the employment agreement. Mr. Keefe may terminate the employment agreement at any time upon three months' written notice, and PCI may terminate the agreement at any time upon one month's written notice (with an obligation to pay Mr. Keefe an additional five months' salary). In addition, PCI may terminate the agreement immediately without further obligation to Mr. Keefe for cause (as defined in the employment agreement). Mr. Keefe has been granted options to purchase 250,000 shares of Common Stock at a price of $12 per share, subject to the terms and conditions of a stock option agreement with @ Entertainment. Options to purchase 31,250 shares of Common Stock shall vest at the end of each fiscal quarter on March 31, June 30, September 30 and December 31 of 1998 and 1999, provided that the options shall vest in full on the date of a change in control (as defined in the employment agreement) in @ Entertainment or PCI.

         Ms. Hansberry entered into a two-year agreement with PCI effective at January 1, 1998. Pursuant to such agreement, Ms. Hansberry serves as Vice President and General Counsel of PCI and receives an annual remuneration totaling $150,000. She is eligible to receive annual performance-based bonuses of up to $40,000 per year. Ms. Hansberry's initial year bonus of $40,000 is guaranteed. Ms. Hansberry or PCI may terminate the agreement at any time upon six months' written notice. In addition, PCI may terminate the agreement without further obligation to Ms. Hansberry for cause (as defined in the agreement).

         The Company has entered into a two-year consultancy arrangement with Samuel Chisholm and David Chance (each individually a "Consultant"), pursuant to which the Company will pay to a Consultant a fee of $10,000 per consultancy day, which shall be a single day of at least seven hours during which a Consultant provides consulting services to the Company ("Consultancy Day"), based on a minimum, on average over each 12 month period, of a total of 4 Consultancy Days per month, and the Company will pay an additional fee of $10,000 to a Consultant for any additional days in any month on which a Consultant provides consulting services to the Company. Additionally, Messrs. Chisholm and Chance were each granted, subject to stockholder approval, options to purchase 500,000 shares of Common Stock at an exercise price of $12 per share. The options vest ratably over a two-year period commencing from the initial date of grant.

         The Company has entered into a two-year consultancy arrangement with Agnieszka Holland, pursuant to which the Company will pay to Ms. Holland a fee of $25,000 per year, in 12 equal prorated amounts, for artistic consultancy services.

1997 STOCK OPTION PLAN

         1997 Plan provides for the grant to employees of the Company (including officers, employee directors, and non-employee directors) of incentive stock options within the meaning of Section 422 of the Code, and for the grant of qualified stock options to employees and consultants of the Company (collectively the "Options"). For a complete discussion of the 1997 Plan see Approval of Certain Amendments to the 1997 Stock Option Plan.

         The following table lists all grants of Options under the 1997 Plan to the Named Executive Officers during 1997 and contains certain information about potential value of these Options based upon certain assumptions as to the appreciation of the Common Stock over the life of the Options.

                       OPTION GRANTS IN LAST FISCAL YEAR

INDIVIDUAL GRANTS

                                                          Percent of
                                      Number of             Total
                                     Securities         Options/SARS        Exercise
                                     Underlying          Granted to            or                                  Grant Date
                                    Options/SARS        Employees in       Base Price        Expiration          Present Value
Name                                 Granted (#)       Fiscal Year (%)        ($)               Date                 ($)(1)
----                                ------------       ---------------     ----------        ----------          -------------
Robert E. Fowler, III...........     1,286,000              55.12%          3.707              1/01/07             16,576,540
Richard B. Steele...............            --                 --                --                 --                     --
John S. Frelas..................            --                 --                --                 --                     --
George Z. Makowski..............       385,000              16.50%          3.70808            1/01/07              2,964,500
David Warner....................       131,000               5.62%         15.24               6/23/07                652,380
Przemyslaw Szmyt................       131,000               5.62%         15.24               6/23/07                652,380

-----------------
(1) Calculated based upon a variation of the Black-Scholes option pricing model in which the following assumptions were used: the expected volatility of the Common Stock was 39.0%; the risk-free rate of return was 6.25%, 6.25%, 6.31%, and 6.31% for Messrs. Fowler, Makowski, Warner and Szmyt, respectively; the dividend yield was 0.0%; and the expected time of exercise was four (4) years from the month of the grant.

         The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding Options held by the Named Executive Officers at December 31, 1997. Also reported are the values for "in-the-money" options which represent the position spread between the exercise price of any such existing stock options and the price of the Common Stock at December 31, 1997.

                         FISCAL YEAR END OPTION VALUES

                                                                           Number of Securities
                                                                          Underlying Unexercised         Value of Unexercised
                                                                               Options/SARS                  In-the-Money
                                             Shares                              at Fiscal                   Options/SARS
                                           Acquired on    Value                Year-End (#)                  Year-End ($)
NAME                                      Exercise (#)   Realized        Exercisable/Unexercisable     Exercisable/Unexercisable
----                                      ------------   --------        -------------------------     -------------------------
Robert E. Fowler, III..................         --          --                  1,286,000/0                  9,539,548/--
Richard B. Steele......................         --          --                       --                           --
John S. Frelas.........................         --          --                 48,000/193,000             430,398/1,762,727
George Z. Makowski.....................         --          --                   385,000/--                   2,855,514/--
David Warner...........................         --          --                   --/131,000                       --
Przemyslaw Szmyt.......................         --          --                   --/131,000                       --

    APPROVAL OF AMENDING THE 1997 STOCK OPTION PLAN FOR THE PURPOSES OF (1)
     INCREASING TO 4,436,000 THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE PURSUANT TO THE 1997 PLAN, (2) INCLUDING DIRECTORS AS ELIGIBLE
    OPTIONEES, AND (3) PERMITTING TRANSFERS OF OPTIONS TO FAMILY MEMBERS OF
        OPTIONS UNDER CERTAIN CIRCUMSTANCES (THE "1997 PLAN AMENDMENTS")

         The 1997 Plan previously authorized 2,436,000 shares for issuance upon exercise of stock options and provided that all options were non-transferable, except by will and the law of descent. Additionally, the 1997 Plan did not previously provide that all Directors were eligible for option grants. The Company's Board of Directors has unanimously adopted a resolution to approve amending the 1997 Plan for the purposes of (1) increasing to 4,436,000 the number of shares of Common Stock reserved for issuance pursuant to the 1997 Plan, (2) including directors as eligible optionees, and (3) permitting transfers of options to family members of options under circumstances (the "1997 Plan Amendments"). Four shareholders holding approximately 58.7% of the outstanding shares of Common Stock, have voted all of such shares in favor of the 1997 Plan Amendments which vote was sufficient to approve the increase. The current text of the 1997 Plan, as modified pursuant to the 1997 Plan Amendments, is attached hereto as Exhibit A. The material features of the 1997 Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1997 Plan, as amended.

         The 1997 Plan is currently administered by the Board of Directors which selects the optionees (from among those eligible), determines the number or shares to be subject to each Option and determines the exercise price of each Option. The Board of Directors may also appoint a Stock Option Committee to perform such functions in the future. Currently, approximately 11 individuals (including Messrs. Fowler, Frelas and Makowski, whose option agreements with PCI became subject to the 1997 Plan pursuant to Assignment and Assumption Agreements with @ Entertainment, Messrs. Szmyt and Warner, whose option agreements became subject to the 1997 Plan pursuant to a resolution of the Board of Directors of @ Entertainment, and Messrs. Chisholm, Chance, and Keefe) participate in the 1997 Plan. Under the 1997 Plan, as amended, Directors of the Company will also be eligible to receive stock option grants.

         In addition, the Board of Directors has the authority to interpret the 1997 Plan and to prescribe, amend and rescind rules and regulations relating to the 1997 Plan. The Board of Directors' interpretation of the 1997 Plan and determinations pursuant to the 1997 Plan are final and binding on all parties claiming an interest under the 1997 Plan. The maximum number of shares of Common Stock that may be subject to Options under the 1997 Plan, as amended, 4,436,000 shares (of which 2,000,000 remain subject to stockholder approval), subject to adjustment in accordance with the terms of the 1997 Plan. At March 19, 1998 options for 3,724,000 shares had been granted (of which 1,288,000 remain subject to stockholder approval) and 712,000 shares remained available for future grants (subject to stockholder approval). The exercise price of all incentive stock options granted under the 1997 Plan must be at least equal to the fair market value of the Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of stock of @ Entertainment, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of an incentive stock option must not exceed five years.

         The term of all options granted under the 1997 Plan may not exceed ten years. Options become exercisable at such times as determined by the Board of Directors and as set forth in the individual stock option agreements. Payment of the purchase price of each Option will be payable in full in cash upon the exercise of the Option. In the discretion of the Board of Directors, payment may also be made by surrendering shares owned by the optionee which have a fair market value on the date of exercise equal to the purchase price, by delivery of a full recourse promissory note meeting certain requirements or in some combination of the above payment methods.

         Under the 1997 Plan, all Options are non-transferable, except by will or by the laws of descent and distribution. Additionally, under the 1997 Plan, as amended, the Board of Directors will have the authority to designate that the Options may be transferred by gifts in trust for family members.

         In the event of a merger of @ Entertainment with or into another corporation, as a result of which @ Entertainment is not the surviving corporation, the 1997 Plan requires that outstanding Options be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation does not assume or substitute for the Options, the optionee will have the right to exercise the Option as to those shares which are vested for a period beginning not less than fifteen days prior to the proposed consummation of such transaction and ending immediately prior to the consummation of such transaction, at which time the Options will terminate.

         The number of shares covered by the 1997 Plan and the number of shares for which each Option is exercisable shall be proportionately adjusted for any change in the number of issued shares resulting from any reorganization of @ Entertainment. In the event of dissolution or liquidation of @ Entertainment, each Option shall terminate immediately prior to the consummation of such action.

         No Options may be granted under the 1997 Plan after ten years from its effective date. The Board of Directors has authority to amend or terminate the 1997 Plan subject to certain limitations set forth in the 1997 Plan.

         The following table sets forth, as of the Record Date, certain information regarding options granted under the 1997 Plan to the persons and groups indicated.

                            NEW PLAN BENEFITS TABLE

                                                             Number of Shares      Exercise
                                                            Subject to Options       Price           Dollar
Name and Position                                                   (#)               ($)         Value ($)(1)
-----------------                                           ------------------     --------       ------------
Robert E. Fowler, III                                          1,286,000            3.707          13,397,548
Chief Executive Officer and Director

Richard B. Steele                                                     --               --                  --

John S. Frelas                                                   241,000           1.9917           2,924,125
CFO, Vice President, Treasurer

George Z. Makowski                                               385,000          3.70808           4,010,514
Chief Operating Officer - Cable

David Warner                                                     131,000            15.24                  --
Chief Operating Officer - DTH

                                                                  75,000            12.24             141,375

Przemyslaw Szmyt                                                 131,000            15.24                  --
Vice President, General Counsel, Secretary

                                                                  75,000            12.24             141,375

Executive Officers as a Group (7 persons)                      2,574,000             6.02          20,862,270

Non-Employee Directors as a Group                              1,000,000            12.00           2,125,000
(3 persons)

All Non-Executive Employees as a Group                           150,000            15.00                  --

-----------------
(1) Determined by multiplying the number of options held by the individual times the difference between the exercise price of the option and the market price of Company common stock at March 30, 1998 which was $14.125.

                                                                       EXHIBIT A

                             @ ENTERTAINMENT, INC.

                       1997 STOCK OPTION PLAN, AS AMENDED

         1.       PURPOSE.


                  The purpose of the @ ENTERTAINMENT, INC. 1997 Stock Option Plan (the "Plan") is to advance the interests of the Corporation and its shareholders by providing a means by which the Corporation and its Subsidiaries shall be able to attract and retain qualified employees, consultants and directors.


         2.       DEFINITIONS.

                  (a) Affiliate" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations that includes the Corporation if each of such corporations, other than the last corporation in the chain, owns at least 50% of the total voting power of one of the other corporations.

                  (b) "Board" shall mean the Board of Directors of the Corporation.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" shall mean the committee appointed by the Board to administer the Plan, or if no such committee is appointed, the Board.

                  (e) "Common Stock" shall mean the voting common stock of the Corporation.

                  (f) "Consultant" shall mean any person who, or any employee of any firm which, is engaged by the Company or any Affiliate to render consulting services.

                  (g) "Corporation" shall mean @ ENTERTAINMENT, INC., a Delaware corporation.


                  (h) "Director" shall mean any director of the Corporation who is not an employee or consultant of the Corporation.

                  (i) "Effective Date" shall mean June 22, 1997.



                  (j) "Employee" shall mean any individual who is treated as an employee on the applicable payroll/employment records of the Corporation or Affiliate at the relevant time. For purposes of the Plan and only for purposes of the Plan, and in regard to Nonstatutory Stock Options but not for Incentive Stock Options, a Consultant of the Corporation or any Affiliate shall be deemed to be an Employee, and service as a Consultant with the Corporation or any Affiliate shall be deemed to be employment, but no Incentive Stock Option shall be granted to a Consultant who is not an employee of the Corporation or any Affiliate within the meaning of
Section 3401 of the Code and the regulations thereunder. In the case of a Consultant, the provisions governing when a termination of employment has occurred for purposes of the Plan shall be set forth in the written stock option agreement between the Optionee and the corporation, or, if not so set forth, the Committee shall have the discretion to determine when a termination of "employment" has occurred for purposes of the Plan.


                  (k) Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.



                  (l) "Exercise Price" shall mean the price per Share at which an Option may be exercised, as determined by the Committee and as specified in the Optionee's stock option agreement.



                  (m) "Fair Market Value" shall mean the value of one Share of Common Stock, determined as follows: (i) if the Shares are traded on an exchange or on the Nasdaq National Market System, the reported "closing price" on the date of valuation or if no trading occurred on such date, the next preceding day on which trading occurred; (ii) if the Shares are traded over-the-counter on the NASDAQ System (other than on the NASDAQ National Market System), the mean between the bid and the ask prices on said System at the close of business on the date of valuation or if no trading occurred on such date, the next preceding day on which trading occurred; and (iii) if neither (i) nor (ii) applies, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

                  (n) "Incentive Stock Option" shall mean an Option of the type described in Section 422(b) of the Code.




                  (o) Nonstatutory Stock Option" shall mean an Option of the type not described in Section 422(b) or 423(b) of the Code.




                  (p) Option" shall mean an option to purchase Common Stock granted pursuant to the Plan.




                  (q) Optionee" shall mean any person who holds an Option pursuant to the Plan.

                  (r) Plan" shall mean this stock option plan as it may be amended from time to time.




                  (s) Purchase Price" shall mean at any particular time the Exercise Price times the number of Shares for which an Option is being exercised.

                  (t)  Share" shall mean one share of authorized Common Stock.

         3.       Administration.

                  (a)      The Committee.

                  The plan shall be administered by a Committee appointed by the Board. To the extent the Board deems it desirable for the Option to constitute performance based compensation pursuant to Code Section 162(m), the Committee shall consist of not less than two members, each of whom is an "outside director" as defined in Code Section 162(m). To the extent the Board deems it desirable for the Committee to satisfy the requirements for disinterested administration under Rule 16b-3 under the Exchange Act, the Committee shall consist of not less than two members, each of whom is a "nonemployee director" as defined in Rule 16b-3.

                  (b)      Powers of the Committee.

                  Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the Corporation:

                           (i)      to grant options;

                           (ii)     to determine the Exercise Price per Share of
Options to be granted;


                           (iii)    to determine Employee status and the
Employees or Directors to whom, and the time or times at which, Options shall be granted and the number of Shares for which an Option will be exercisable;


                           (iv)     to interpret the Plan;

                           (v)      to prescribe, amend, and rescind rules and
regulations relating to the Plan;

                           (vi)     to determine the terms and provisions of
each Option granted and, with the consent of the holder thereof, modify or amend each Option;

                           (vii)    to accelerate or defer, with the consent of
the Optionee, the exercise date of any Option;

                           (viii)   to authorize any person to execute on behalf
of the Corporation any instrument required to effectuate the grant of an Option previously granted by the Committee;

                           (ix)     with the consent of the Optionee, to
reprice, cancel and regrant, or otherwise adjust the Exercise Price of an Option previously granted by the Committee; and

                           (x)      to make all other determinations deemed
necessary or advisable for the administration of the Plan.

                  (c)      Committee's Interpretation of the Plan.

                           The interpretation and construction by the Committee
of any provision of the Plan or of any Option granted hereunder, as well as any determination made by the Committee pursuant to Section 3(b), shall be final and binding on all parties claiming an interest in an Option granted under the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                  (d)      Delegation by Committee

                           Subject to the provisions of the Plan, the Committee
shall have the authority, in its discretion and on behalf of the Corporation, to delegate the following powers to any individual or individuals with respect to the granting of Options to those Employees who are not subject to the short-swing profit rules of Section 16 of the Exchange Act:

                           (i)      The power to grant Options;


                           (ii)     The power to determine Employee status and
the Employees and Directors to whom and the time or times at which Options shall be granted and the number of Shares for which an Option will be exercisable; and


                           (iii)    The power to determine the Exercise Price
per Share of Options to be granted.

In delegating its powers hereunder, the Committee may place any restrictions it deems appropriate on the delegatee(s). Any delegation of power under this Section shall be valid until it expires by its own terms, until revoked by the Committee, or until revoked by the Board, whichever first occurs.

         4.       PARTICIPATION.

                  (a)      Eligibility.


                           The Optionees shall be such persons as the Committee
may select from among the Employees and Directors, provided that Consultants and Directors are not eligible to receive Incentive Stock Options.

                  (b)      Ten Percent Shareholders.

                           Any Employee who owns Stock possessing more than 10%
of the total combined voting power of all classes of outstanding stock of the Corporation or any Affiliate shall not be eligible to receive an Incentive Stock Option unless:

                           (i)      the Exercise Price of the Shares subject to
such Option when granted is at least 110% of the Fair Market Value of such Shares, and

                           (ii)     such Option by its terms is not exercisable
after the expiration of five years from the date of grant.

                  (c)      Stock Ownership.

                           For purposes of Paragraph 4(b), in determining stock
ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries, respectively. Stock with respect to which such Employee or any other person holds an option shall be disregarded.

                  (d)      Outstanding Stock.

                           For purposes of Section 4(b), the term "outstanding
stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee but shall not include any share for which an Option is exercisable by any person.

         5.       STOCK.

                  (a)      Shares Subject to This Plan.


                           The aggregate number of Shares which may be issued
upon exercise of Options under the Plan shall not exceed 4,436,000 shares, subject to adjustment pursuant to Section 9 hereof.


                  (b)      Options Not to Exceed Shares Available.

                           The number of Shares for which an Option is
exercisable at any time shall not exceed the number of Shares remaining available for issuance under the Plan. If any Option expires or is terminated, the number of Shares for which such Option was exercisable may be made exercisable pursuant to other Options under the Plan. The limitations established by this

Section 5(b) shall be subject to adjustment in the manner provided in Section 9 hereof upon the occurrence of an event specified therein.

         6.       TERMS AND CONDITIONS OF OPTIONS.

                  (a)      Stock Option Agreements.

                           Options shall be evidenced by written stock option
agreements between the Optionee and the Corporation in such form as the Committee shall from time to time determine. No Option or purported Option shall be a valid and binding obligation of the Corporation unless so evidenced in writing.

                  (b)      Number of Shares.

                           Each stock option agreement shall state the number of
Shares for which the Option is exercisable and shall provide for the adjustment thereof in accordance with Section 9 hereof. The maximum number of shares with respect to which options may be granted to any one Optionee, in the aggregate in any calendar year, shall not exceed 1,500,000 Shares.

                  (c)      Vesting.

                           An Optionee may not exercise his or her Option for
any Shares until the Option, in regard to such Shares, has vested. Each stock option agreement shall include a vesting schedule which shall show when the Option becomes exercisable. The vesting schedule shall not impose upon the Corporation or any Affiliate any obligation to retain the Optionee in its employ or under contract for any period or otherwise change the employment-at-will status of an Optionee who is an employee of the Corporation or any Affiliate.

                  (d)      Lapse of Options.

                           Each stock option agreement shall state the time or
times when the Option covered thereby lapses and becomes unexercisable in part or in full. An Option shall lapse on the earliest of the following events (unless otherwise determined by the Committee and reflected in an option agreement):

                           (i)      The tenth anniversary of the date of
granting the Option;

                           (ii)     The first anniversary of the Optionee's
death;

                           (iii)    The first anniversary of the date the
Optionee ceases to be an Employee or Director due to total and permanent disability, within the meaning of Section 22(e)(3) of the Code;


                           (iv)     On the date provided in Section 6(h)(i),
unless with respect to a Nonstatutory Stock Option, the Committee otherwise extends such period before the applicable expiration date;

                           (v)      On the date provided in Section 9 for a
transaction described in such Section;

                           (vi)     The date the Optionee files or has filed
against him or her a petition in bankruptcy; or

                           (vii)    The expiration date specified in an
Optionee's stock option agreement.

                  (e)      Exercise Price.

                           Each stock option agreement shall state the Exercise
Price for the Shares for which the Option is exercisable. Subject to Section 4(b), the Exercise Price of an Incentive Stock Option shall, when granted, be not less than 100% of the Fair Market Value of the Shares for which the Option is exercisable.

                  (f)      Medium and Time of Payment.

                           The Purchase Price shall be payable in full in cash
upon the exercise of an Option but the Committee, in its sole discretion, may allow the Optionee to pay the Purchase Price:

                           (i)      by surrendering Shares in good form for
transfer, owned by the Optionee and having a Fair Market Value on the date of exercise equal to the Purchase Price;

                           (ii)     by delivery of a full recourse promissory
note ("Note") made by the Optionee in the amount of the Purchase Price, bearing interest, compounded semiannually, at a rate not less than the rate determined under Section 7872 of the Code to insure that no "foregone interest", as defined in such section, will accrue, together with the delivery of a duly executed standard form security agreement securing the Note by a pledge of the Shares purchased; or

                           (iii)    in any combination of such consideration or
such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law, as long as the sum of the cash so paid, the Fair Market Value of the Shares so surrendered, and the amount of any Note equals the Purchase Price.

                           The Committee or a stock option agreement may
prescribe requirements with respect to the exercise of Options, including the submission by the Optionee of such forms and documents as the Committee may require and, the delivery by the Optionee of cash sufficient to satisfy applicable withholding requirements. The Committee may vary the exercise requirements and procedures from time to time to facilitate, for example, the broker-assisted exercise of Options.

                  (g)      Nontransferability of Options.


                           During the lifetime of the Optionee, the Option shall
be exercisable only by the Optionee or the Optionee's conservator or legal representative and shall not be assignable or transferable except as defined by the Code. Notwithstanding the above, the Committee may desigante, at the time of grant, that certain Options may be transferable by gifts in trust by family members. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.


                  (h) Termination of Employment Other than by Death or
Disability.


                           (i)      If an Optionee ceases to be an Employee or
Director for any reason other than his or her death or disability, the Optionee shall have the right, subject to the provisions of this Section 6, to exercise any Option held by the Optionee at any time within ninety (90) days after his or her termination of employment, but not beyond the otherwise applicable term of the Option and only to the extent that on such date of termination of employment the Optionee's right to exercise such Option had vested.


                           (ii)     For purposes of this Section 6(h), the
employment relationship shall be treated as continuing intact while the Optionee is an active employee of the Corporation or any Affiliate, or is on military leave, sick leave, or other bona fide leave of absence to be determined in the sole discretion of the Committee. The preceding sentence notwithstanding, in the case of an Incentive Stock Option, employment shall be deemed to terminate on the date the Optionee ceases active employment with the Corporation or any Affiliate, unless the Optionee's reemployment rights are guaranteed by applicable law or contract.

                  (i)      Death of Optionee.


                           If an Optionee dies while an Employee or Director, or
after ceasing to be an Employee or Director but during the period while he or she could have exercised an Option under Section 6(h), any Option granted to the Optionee may be exercised, to the extent it had vested at the time of death and subject to the Plan, at any time within 12 months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who acquire the Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Option.


                  (j)      Disability of Optionee.


                           If an Optionee ceases to be an Employee or Director
due to becoming totally and permanently disabled within the meaning of Section 22(e)(3) of the Code, as determined by the Committee or its delegate in its sole discretion, any Option granted to the Optionee may be exercised to the extent it had vested at the time of cessation and, subject to the Plan, at any time within 12 months after the Optionee's termination of employment, but not beyond the otherwise applicable term of the Option.


                  (k)      Rights as a Shareholder.

                           An Optionee, or a transferee of an Optionee, shall
have no rights as a shareholder of the Corporation with respect to any Shares for which his or her Option is exercisable until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends, ordinary or extraordinary or whether in currency, securities, or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 hereof.

                  (l)      Modification, Extension, and Renewal of Options.

                           Within the limitations of the Plan, the Committee may
modify, extend or renew outstanding Options or accept the cancellation of outstanding Options for the granting of new Options in substitution therefor. Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

                  (m) Options for Nonresident Aliens and Certain Employees Employed Outside the United States.


                           The Committee shall be free to adopt sub-plans or to
modify the terms and conditions of Options relating to nonresident alien Employees or Directors or Employees employed outside the United States or by Affiliates not incorporated in the United States. Such sub-plans or modifications shall contain such terms and conditions as the Committee in its discretion deems necessary or desirable to facilitate compliance with local laws or to achieve favorable tax or legal results.

                  (n)      Other Provisions.

                           The stock option agreements authorized under the Plan
may contain such other provisions which are not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

         7.       $100,000 PER YEAR LIMITATION ON VESTING OF ISOs.

                  To the extent that the Fair Market Value of Shares (determined for each Share as of the date of grant of the Option covering such Share) subject to Options granted under this Plan (or any other plan of the Corporation or any Affiliate) which are designated as Incentive Stock Options and which become exercisable by an Optionee for the first time during a single calendar year exceeds $100,000, the Option(s) (or portion thereof) covering such Shares shall be recharacterized (to the extent of such excess over $100,000) as a Nonstatutory Stock Option. In determining which Option(s) shall be treated as Nonstatutory Stock Options under the preceding sentence, the Options shall be taken into account in the order granted, with the result that a later granted Option shall be recharacterized as a Nonstatutory Stock Option prior to such recharacterization of a previously granted Option.

         8.       TERM OF PLAN.

                  Options may be granted pursuant to the Plan until ten years following the Effective Date, and all Options which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on the date 20 years following the Effective Date.

         9.       RECAPITALIZATION, TAKEOVERS, AND LIQUIDATIONS.

                  (a)      Reorganizations.

                           The number of Shares covered by the Plan, as provided
in Section 5 hereof, and the number of Shares for which each Option is exercisable shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, a stock split, a reverse stock split or any other event which results in an increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation, and the Exercise Price shall be proportionately increased in the event the number of Shares subject to such Option are decreased and shall be proportionately decreased in the event the number of Shares subject to such Option are increased. For the purposes of this paragraph, conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b)      Liquidation.

                           In the event of the dissolution or liquidation of the
Corporation, each Option shall terminate immediately prior to the consummation of such action. The Committee shall notify the Optionee not less than fifteen
(15) days prior to the proposed consummation of a pending dissolution or liquidation, and the Option shall be exercisable as to all Shares which are vested prior to expiration until immediately prior to the consummation of such action.

                  (c)      Merger.

                           In the event of (i) a proposed merger of the
Corporation with or into another corporation, as a result of which the Corporation is not the surviving corporation and (ii) the Option is not assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, then in such case each Option shall terminate immediately prior to the consummation of such transaction. The Committee shall notify the Optionee not less than fifteen (15) days prior to the proposed consummation of such transaction, and the Option shall be exercisable as to all Shares which are vested prior to expiration and until immediately prior to the consummation of such transaction.

                  (d)      Determination by Committee.

                           All adjustments described in this Section 9 shall be
made by the Committee, whose determination shall be conclusive and binding on all persons.

                  (e)      Limitation on Rights of Optionee.

                           Except as expressly provided in this Section 9, no
Optionee shall have any rights by reason of any payment of any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Corporation of Shares, Options or securities convertible into Shares or Options shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares for which an Option is exercisable. Notwithstanding the foregoing, if the Corporation shall enter into a transaction affecting the Corporation's capital stock or distributions to the holders of its capital stock for which a revision in the terms of each Option is not required pursuant to this Section 9, the Committee shall have the right, but not the obligation, to revise the terms of each Option in a manner the Committee, in its sole discretion, deems fair and reasonable given the transaction involved. If necessary or appropriate in connection with such transaction, the Committee may declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his Option in whole or in part, including exercise as to Shares to which the Option would not otherwise be exercisable.

                  (f)      No Restriction on Rights of Corporation.

                           The grant of an Option shall not affect or restrict
in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         10.      SECURITIES LAW REQUIREMENTS.

                  (a)      Registration.

                           The Corporation shall not be under any obligation to
issue any Shares upon the exercise of any Option unless and until the Corporation has determined that: (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state, Federal and foreign law have been satisfied.

                  (b)      Market Standoff Agreement.

                           By acceptance of an Option, each Optionee agrees that
if so requested by the Corporation or any representative of the underwriters in connection with any registration of any securities of the Corporation under the Act, Optionee shall not sell or otherwise transfer any of the Shares or other securities of the Corporation during the period requested by the Corporation or the representative of the underwriters, as the case may be. Each Optionee agrees that the Corporation may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions.

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         11.      EXERCISE OF UNVESTED OPTIONS.


                  The Committee may grant any Optionee the right to exercise any Option prior to the complete vesting of such Option. Without limiting the generality of the foregoing, the Committee may provide that if an Option is exercised prior to having completely vested, the Shares issued upon such exercise shall remain subject to vesting at the same rate as under the Option so exercised and shall be subject to a right, but not an obligation, of repurchase by the Corporation with respect to all unvested Shares if the Optionee ceases to be an Employee or Director for any reason. For the purposes of facilitating the enforcement of any such right of repurchase, at the request of the Committee, the Optionee shall enter into the Joint Escrow Instructions with the Corporation and deliver every certificate for his or her unvested Shares with a stock power executed in blank by the Optionee and by the Optionee's spouse, if required for transfer.


         12.      AMENDMENT OF THE PLAN.


                  The Board or the Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment(s) deemed necessary or advisable to qualify the Options under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees or Directors who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option granted thereunder, without approval of the shareholders of the Corporation, but without the approval of the Corporation's shareholders, no such revision or amendment shall:


                           (i)      Increase the number of Shares subject to the
Plan, other than any increase pursuant to Section 9;

                           (ii)     Materially modify the requirements as to
eligibility for receipt of an Incentive Stock Option;

                           (iii)    Materially increase the benefits
accruing to Optionees receiving Incentive Stock Options under the Plan;

                           (iv)     Extend the term of the Plan; or

                           (v)      Amend this Section to defeat its purpose.

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         13.      APPLICATION OF FUNDS.

                  The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

         14.      APPROVAL OF SHAREHOLDERS.

                  The Plan shall be subject to approval by the affirmative vote of the holders of a majority of all classes of the outstanding shares present and entitled to vote at the first meeting of shareholders of the Corporation following the adoption of the Plan or by written consent, and in no event later than one (1) year following the Effective Date. Prior to such approval, Options may be granted but shall not be exercisable. Any amendment described in Section 12 (i) to (iv) shall also be subject to approval by the Corporation's shareholders.

         15.      WITHHOLDING OF TAXES.

                  In the event the Corporation or an Affiliate determines that it is required to withhold Federal, state, foreign or local taxes in connection with the exercise of an Option or the disposition of Shares issued pursuant to the exercise of an Option, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Corporation or the Affiliate to enable it to satisfy such withholding requirements.

         16.      RIGHTS AS AN EMPLOYEE.

                  Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ of the Corporation or any Affiliate, or to affect the right of the Corporation or any Affiliate to terminate such individual's employment at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Corporation or any Affiliate.

         17.      DISAVOWAL OF REPRESENTATIONS, UNDERTAKINGS OR
CREATION OF IMPLIED RIGHTS.


                  In adopting and maintaining this Plan and granting options hereunder, neither the Corporation nor any Affiliate makes any representations or undertakings with respect to the initial qualification or treatment of Options under federal or state tax or securities laws. The Corporation and each Affiliate expressly disavows the creation of any rights in Employees, Directors, Optionees, or beneficiaries of any obligations on the part of the Corporation, any Affiliate or the Committee, except as expressly provided herein.


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         18.      INSPECTION OF RECORDS.

                  Copies of the Plan, records reflecting each Optionee's Option, and any other documents and records which an Optionee is entitled by law to inspect shall be open to inspection by the Optionee and his or her duly authorized representative at the office of the Committee during normal business hours.

         19.      INFORMATION TO OPTIONEES.

                  Each Optionee shall be provided with such information regarding the Corporation as the Committee from time to time deems necessary or appropriate; provided however, that each Optionee shall at all times be provided with such information as is required to be provided from time to time pursuant to applicable regulatory requirements, including, but not limited to, any applicable requirements of the Securities and Exchange Commission, and any other applicable governmental agencies.

         20.      DELAWARE LAW TO GOVERN.

                  All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

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